EXHIBIT 24
                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert S. Hekemian his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Annual Report, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, the following persons on behalf of the Registrant, in the capacities, and on the dates indicated have signed this report below:





          Signature                                        Title                        Date
          ---------                                        -----                        ----

/s/ Robert S. Hekemian                          Chairman of the Board and Chief      January 27, 2004
------------------------------------------       Executive Officer and Trustee
Robert S. Hekemian                              (Principal Executive Officer)

/s/Donald W. Barney                          President, Treasurer, Chief Financial   January 27, 2004
------------------------------------------            Officer and Trustee

Donald W. Barney                               (Principal financial / accounting
                                                           officer)

/s/ Herbert C. Klein                                        Trustee                  January 27, 2004
------------------------------------------

Herbert C. Klein

/s/ Ronald J. Artinian                                      Trustee                  January 27, 2004
------------------------------------------
Ronald J. Artinian

/s/ Alan L. Aufzien                                         Trustee                  January 27, 2004
------------------------------------------
Alan L. Aufzien